2003 STOCK INCENTIVE PLAN
                                     OF
                            RF MICRO DEVICES, INC.

                           Stock Option Agreement
                              (Senior Officers)


THIS AGREEMENT (together with Schedule A, attached hereto, the "Agreement"), effective as of the date specified as the "Grant Date" on Schedule A attached hereto, between RF MICRO DEVICES, INC., a North Carolina corporation (the "Corporation"), and the individual identified on Schedule A attached hereto, an employee of the Corporation or a related corporation (the "Participant");

                               R E C I T A L S:

	In furtherance of the purposes of the 2003 Stock Incentive Plan of RF Micro Devices, Inc., as it may be hereafter amended (the "Plan"), the Corporation and the Participant hereby agree as follows:

	1.	Incorporation of Plan.  The rights and duties of the Corporation and the Participant under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, the terms of which are incorporated herein by reference. In the event of any conflict between the provisions in the Agreement and those of the Plan, the provisions of the Plan shall govern. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan.

	2.	Grant of Option; Term of Option.  The Corporation hereby grants to the Participant pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment or service to the Corporation, and not in lieu of any salary or other compensation for his services, the right and Option (the "Option") to purchase all or any part of such aggregate number of shares (the "shares") of common stock of the Corporation (the "Common Stock") at a purchase price (the "option price") as specified on Schedule A, attached hereto, and subject to such other terms and conditions as may be stated herein or in the Plan or on Schedule A. The Participant expressly acknowledges that the terms of Schedule A shall be incorporated herein by reference and shall constitute part of this Agreement. The Corporation and the Participant further acknowledge that the Corporation's signature on the signature page hereof, and the Participant's signature on the Grant Letter contained in Schedule A, shall constitute their acceptance of all of the terms of this Agreement. The Option (or any portion thereof) shall be designated as an Incentive Option or Nonqualified Option, as stated on Schedule A. To the extent that the Option or any portion thereof is designated as an Incentive Option and such Option does not qualify as an Incentive Option, the Option or portion thereof shall be treated a as a Nonqualified Option. Except as otherwise provided in the Plan or this Agreement, this Option will expire if not exercised in full by the date specified on Schedule A.

	3.	Exercise of Option.  Subject to the terms of the Plan and this
Agreement, the Option shall become exercisable on the date or dates set forth on Schedule A attached hereto. To the extent that an Option which is exercisable is not exercised, such Option shall accumulate and be exercisable by the Participant in whole or in part at any time prior to expiration of the Option, subject to the terms of the Plan and this Agreement. The Participant expressly acknowledges that the Option may vest and be exercisable only upon such terms and conditions as are provided in Schedule A of this Agreement and otherwise in accordance with the terms of the Plan. Upon the exercise of an Option in whole or in part and payment of the option price in accordance with the provisions of the Plan and this Agreement, the Corporation shall as soon thereafter as practicable deliver to the Participant a certificate or certificates for the shares purchased. Payment of the option price may be made in the form: (i) of cash or check;
(ii) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant at the time of exercise for a

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period of at least one year and otherwise acceptable to the Administrator;
(iii) to the extent permitted by the Administrator and in accordance with applicable law, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (iv) by a combination of the foregoing methods. Shares delivered in payment of the option price shall be valued at their fair market value on the date of exercise, as determined by the Administrator by applying the provisions of the Plan.

	4.	No Right of Continued Employment.  Nothing contained in this
Agreement or the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or a related corporation or interfere with the right of the Corporation or a related corporation to terminate the Participant's employment or service at any time. Except as otherwise expressly provided in the Plan and this Agreement (including but not limited to Schedule A), all rights of the Participant under the Plan with respect to the unexercised portion of his Option shall terminate upon termination of the employment of the Participant with the Corporation or a related corporation.

	5.	Nontransferability of Option.  To the extent that this Option is designated as an Incentive Option, the Option shall not be transferable other than by will or the laws of intestate succession. To the extent that this Option is designated as a Nonqualified Option, the Option shall not be transferable other than by will or the laws of intestate succession, except as may be permitted by the Administrator of the Plan in a manner consistent with the registration provisions of the Securities Act of 1933, as amended
(the "Securities Act"). Except as may be permitted by the preceding sentence, this Option shall be exercisable during the Participant's lifetime only by the Participant.

	6.	Superseding Agreement; Binding Effect.  This Agreement
supersedes any statements, representations or agreements of the Corporation with respect to the grant of the Options or any related rights, and the Participant hereby waives any rights or claims related to any such statements, representations or agreements. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors and assigns. This Agreement does not supersede or amend any existing Change in Control Agreement, Inventions, Confidentiality and Nonsolicitations Agreement, Employment Agreement or any other similar agreement between the Participant and the Company, including, but not limited to, any restrictive covenants contained in such agreements.

	7.	Governing Law.  Except as otherwise provided in the Plan or
herein, this Agreement shall be construed and enforced according to the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state.

	8. 	Amendment and Termination; Waiver.  Subject to the terms of the
Plan, this Agreement may be modified or amended only by the written agreement of the parties hereto. The waiver by the Corporation of a breach of any provision of the Agreement by the Participant shall not operate or be construed as a waiver of any subsequent breach by the Participant.

	9. 	No Rights as Shareholder.  The Participant or his legal
representative, legatees or distributees shall not be deemed to be the holder of any shares subject to the Option and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them.

	10. 	Withholding.  The Participant acknowledges that the Corporation shall require the Participant to pay the Corporation the amount of any federal, state, local or other tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of the Participant, and the Participant agrees, as a condition to the grant of the Option, to satisfy such obligations.

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

	11. 	Administration.  The authority to construe and interpret this
Agreement and the Plan, and to administer all aspects of the Plan, shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as are provided in the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

	12. 	Notices.  Except as may be otherwise provided by the Plan, any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailed but in no event later than the date of actual receipt. Notice may also be provided by electronic submission, if and to the extent permitted by the Administrator. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Corporation's records, or if to the Corporation, at the Corporation's principal office, attention Treasurer, RF Micro Devices, Inc.

	13. 	Severability.  The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

       14.	Restrictions on Option and Shares.  The Corporation may impose such restrictions on the Option and any shares issued pursuant to the exercise of the Option as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such shares. Notwithstanding any other provision in the Plan or the Agreement to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock, to make any other distribution of benefits, or to take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of the Option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

       15.	Counterparts; Further Instruments.  This Agreement may be
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

	IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Corporation and by the Participant effective as of the Grant Date noted on Schedule A, attached hereto.

						RF MICRO DEVICES, INC.


                                    By:/s/ROBERT A. BRUGGEWORTH
                                       -----------------------------------
                                       Robert A. Bruggeworth
                                       President & Chief Executive Officer




Attest:

/s/WILLIAM PRIDDY
---------------------------------------------
William Priddy
Assistant Secretary & Chief Financial Officer


[Signature page of Participant to follow on Schedule A/Grant Letter]

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

                2003 Stock Incentive Plan of RF Micro Devices, Inc.
                             Stock Option Agreement
                              (Senior Officers)

                          Schedule A/Grant Letter
                          ------------------------

       1.	Pursuant to the terms and conditions of the Company's 2003 Stock
Incentive Plan (the "Plan"), you (the "Participant") have been granted an Incentive Stock Option to purchase ________ shares (the "Option") of our
Common Stock as outlined below.

                 Granted To:
                              --------------------------
                 Grant Date:                     , 20
                              -------------------     --
            Options Granted:
                              --------------------------
     Option Price Per Share:  $
                               -------------------------
            Expiration Date:                     , 20
                               ------------------     --

	Vesting Schedule:	[25% per year for 4 years]
		_____ on ___/___/20__
		_____ on ___/___/20__
		_____ on ___/___/20__
		_____ on ___/___/20__

	2.	The following provisions shall apply with respect to the Option:

            (a) In the event of the Participant's termination of employment other than for cause (as defined in Section 6(d)(iii)(E) of the Plan), and subject to Section 2(b), below, the following provisions shall apply with respect to the Option:

                (i) The Option shall continue to vest according to the Vesting
                    Schedule stated in Section 1 above of this Schedule A as if the Participant had remained an employee of the Company; and

               (ii) That portion of the Option which was vested at the time of the Participant's termination of employment or service or which becomes vested following termination of employment shall remain exercisable until the expiration of the term of the Option (that is, the "Option Period," such period to expire on the Expiration Date, stated above).

             (iii) If the employment of the Participant is terminated for cause, the Option shall be terminated immediately and the Participant shall have no further rights related thereto (unless the Administrator, in its discretion, determines otherwise).

              (iv) The Administrator shall have discretion to determine the basis for termination and to interpret this provision.


            (b) Notwithstanding Section 2(a) herein, the Administrator in its sole discretion may determine that all or any part of the Option shall not continue to vest following the Participant's termination of employment and/or that all or any part of the Option shall not remain exercisable for the full Option Period, such determination to be based on such factors as may be considered by the Administrator in its discretion (including but in no way limited to factors related to the conduct of the Participant), in which case the Option or portion thereof shall, unless the Administrator determines otherwise, be subject to the vesting and post-termination exercise provisions of Section 6(d)(iii) of the Plan. The Administrator shall

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

                 exercise its discretion not to continue vesting of, and/or not to extend the post-termination exercise period of, all or a portion of the Option within thirty (30) days following the date of termination of the Participant's employment.

       By my signature below, I, the Participant, hereby acknowledge receipt of this Grant Letter and the Option Agreement (the "Agreement") dated __________ ___, 2004, between the Participant and RF Micro Devices, Inc. (the "Company") which is attached to this Grant Letter. I understand that the Grant Letter and other provisions of Schedule A herein are incorporated by reference into the Agreement and constitute a part of the Agreement. By my signature below, I further agree to be bound by the terms of the Plan and the Agreement, including but not limited to the terms of this Grant Letter and the other provisions of Schedule A contained herein. The Company reserves the right to treat the Option and the Agreement as cancelled, void and of no effect if the Participant fails to return a signed copy of the Grant Letter within 30 days of grant date stated above.



Signature:                                                Date:
           ------------------------------------                 -----------

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form. Please retain a copy of the Agreement, including this Grant Letter, for your files.


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